SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                                                                        PRO-DEX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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151 E Columbine Avenue
Santa Ana, California 92707
______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 11, 2003

To the shareholders of Pro-Dex, Inc.:

        The Annual Meeting of Shareholders of Pro-Dex, Inc. (the "Company") will be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Thursday, December 11, 2003, at 8:00 A.M. Pacific Time, for the following purposes:

1.         To elect one person to serve as a Class III director of the Company for a term of three years. The Class III nominee for election to the Board is named in the attached Proxy Statement, which is part of this Notice.

2.         To ratify and approve an amendment to the Company's Articles of Incorporation to increase the quorum requirement, from one-third to a majority of the votes entitled to be cast, represented in person or by proxy, at a meeting of the Company's shareholders.

3.         To ratify and approve the adoption of the Company's 2004 Stock Option Plan.

4.         To ratify and approve the adoption of the Company's 2004 Directors' Stock Option Plan.

5.         To ratify the appointment of Moss Adams, LLP as independent public accountants of the Company for the fiscal year ending June 30, 2004.

6.         To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 28, 2003, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, please sign the enclosed proxy and return it in the enclosed addressed envelope. Your promptness in returning the proxy will assist in the expeditious and orderly processing of the proxy and will assure that you are represented at the Annual Meeting. If you return your proxy card, you may nevertheless attend the Annual Meeting and vote your shares in person.

Santa Ana, California October 17, 2003	By Order of the Board of Directors, PRO-DEX INC. /s/ Jeffrey J. Ritchey Corporate Secretary

151 E Columbine Avenue
Santa Ana, California 92707
______________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 11, 2003

______________________

PROXY STATEMENT
________________________

SOLICITATION OF PROXIES

The accompanying proxy is solicited by the Board of Directors of Pro-Dex, Inc. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California, on Thursday, December 11, 2003, at 8:00 A.M. Pacific Time, and at any and all adjournments thereof. Shareholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to the Company. All shares represented by each properly executed and unrevoked proxy received in advance of the Annual Meeting, and that are not revoked, will be voted in the manner specified therein, and if no direction is indicated, "for" each of the proposals described on the proxy card.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to the Secretary of the Company, by submitting prior to or at the annual meeting a later dated proxy executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person executing the proxy.

The Company's Board of Directors does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the notice of meeting. So far as is known to the Company's Board of Directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

This proxy statement, the accompanying proxy card and the Company's Annual Report are being mailed to the Company's shareholders on or about October 28, 2003. The cost of soliciting proxies will be borne by the Company. The solicitation will be made by mail and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. Further solicitation of proxies may be made by telephone or oral communications with some shareholders. The Company's regular employees, who will not receive additional compensation for the solicitation, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 8,776,600 shares of the Company's Common Stock outstanding at the close of business on October 28, 2003, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.  Under Colorado law, the Company's Articles of Incorporation and the Company's Bylaws, one-third of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at a meeting of shareholders. However, with respect to Proposal 2, under Colorado law, a majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for purposes of the transaction of business. Shares of the Company's common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting.

An "abstention" is the voluntary act of not voting by a shareholder who is present at a meeting and entitled to vote.  "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter.

All proxies delivered to the Company will be counted in determining the presence of a quorum, including those providing for abstention or withholding of authority and those delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.  Assuming a quorum is present, for Proposal 1 (the election of directors) the nominee for director for the Class III position receiving the highest number of affirmative votes will be elected; votes withheld and votes against a nominee have no practical effect. In matters other than election of directors, assuming that a quorum is present, the affirmative votes of a majority of the shares represented and voting at a meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval; in such matters, abstentions and broker non-votes are not counted. All other Proposals require the affirmative vote of the holders of a majority of the Company's shares present in person or represented by proxy and entitled to vote at the Company's annual meeting; provided, that a majority of votes entitled to be cast, represented in person or by proxy, will constitute a quorum for purposes of the transaction of business with respect to Proposal 2. Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the meeting will be tabulated by the person or persons appointed by the Company to act as inspectors of election for the meeting.

Recommendation of the Company's Board of Directors

The Company's Board of Directors recommends that the Company's shareholders vote "for" each of the proposals described in this proxy statement and the accompanying notice of meeting.

THE PROPOSALS TO BE VOTED UPON AT THE MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock as of October 10, 2003 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's current directors, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group:

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percent of Common Stock Beneficially Owned(3)

Ronald G. Coss	2,442,504(5)	24.7%
Kent E. Searl	781,729(4)	7.9%

George J. Isaac	104,900(5)	1.1%

Michael A. Mesenbrink	20,000(5)	*
Mark P. Murphy	33,200(5)	*
Valerio L. Giannini	20,000(5)	*

Patrick Johnson	421,192(5)	4.3%
Gary G. Garleb	194,145(5)	2.0%
Jeffrey J. Ritchey	31,500(5)	*

All Executive Officers and directors as a group (8 persons)	3,267,441(5)	33.1%

__________________________

* Less than 1%.

1.	Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 151 E. Columbine Avenue, Santa Ana, California 92707.

2.

Unless otherwise indicated, to the Company's knowledge, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

3.

Applicable percentage ownership is based on 8,776,600 shares of Common Stock outstanding as of October 10, 2003.  Any securities not outstanding but subject to options exercisable as of October 10, 2003 or exercisable within 60 days after such date are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

4.

Mr. Searl owns of record 341,600 shares of Common Stock, fully vested warrants to acquire 99,000 shares of Common Stock and 19,900 shares of convertible Preferred Stock (convertible share-for-share into Common Stock at any time).  Mr. Searl is an officer and director of Professional Sales Associates, Inc. ("PSA") and may be deemed to beneficially own PSA's shares which includes 250,000 shares of Common Stock and 58,229 shares of Preferred Stock convertible share-for-share into Common Stock at any time and fully vested warrants to acquire 13,000 shares of Common Stock owned of record by PSA.

5.

Includes shares of Common Stock subject to stock warrants and options which were exercisable as of October 10, 2003 or exercisable within 60 days after October 10, 2003, and are as follows: Mr. Coss, 195,000 shares, Mr. Isaac, 100,000 shares; Mr. Murphy, 20,000 shares; Mr. Mesenbrink, 20,000 shares; Mr. Giannini, 20,000 shares; Mr. Johnson, 419,792 shares; Mr. Garleb, 120,755 shares; Mr. Ritchey, 30,000 shares and all directors and Executive Officers as a group, 925,547 shares.

BENEFICIAL SHAREHOLDINGS OF DIRECTORS, OFFICERS, AND OWNERS OF MORE
THAN 5% OF PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Company's Preferred Stock as of October 10, 2003 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Series A Preferred Stock, (ii) each of the Company's current directors and nominees for director, (iii) each of the Named Executive Officers (as hereinafter defined), and (iv) all current directors and Named Executive Officers of the Company as a group:

Name of Beneficial Owner(1)	Number of Shares of Preferred Stock Beneficially Owned(2)	Percent of Preferred Stock Beneficially Owned(3)
Kent E. Searl	78,129	100.0%
Richard N. Reinhardt	58,229 (4)	74.5%

Professional Sales Associates, Inc. 1070 Century Drive, Suite 201 Louisville, CO 80027	58,229	74.5%

All Named Executive Officers and directors as a Group (8 persons)	0	0%

__________________________

1.	Unless otherwise indicated, the address is c/o Pro-Dex, Inc., 151 E. Columbine Avenue, Santa Ana, California 92707.

2.

Unless otherwise indicated, to the Company's knowledge, following the conversion of the Preferred Stock, the persons named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property and similar laws, where applicable.

3.	Applicable percentage ownership is based on 78,129 shares of Preferred Stock outstanding as of October 10, 2003.

4.

Includes 58,229 shares owned of record by Professional Sales Associates, Inc. ("PSA"). Messrs. Searl and Reinhardt are officers and directors of PSA and may be deemed to beneficially own PSA's shares. Mr. Searl, individually, owns of record 19,900 shares (25.5% of the outstanding shares of Preferred Stock). Mr. Reinhardt owns no shares of Preferred Stock individually.

ELECTION OF DIRECTORS

 (Proposal No. 1)

The Company's Articles of Incorporation provide for the classification of the Company's Board of Directors.  The Board of Directors, which currently is composed of five (5) members, is divided into three (3) classes.  Generally, absent earlier resignation of a Class member, one Class stands for re-election at each annual meeting of shareholders. The Board of Directors currently is comprised of two Class I directors (George J. Isaac and Michael A. Mesenbrink), one Class II director (Valerio L. Giannini), and two Class III directors (Mark P. Murphy and Ronald G. Coss). The term of the Class I directors expires in 2004.  The term of the Class II director expires in 2005.  The term of the Class III directors expires in 2003.

The Board of Directors has authorized and approved the reduction in the authorized number of Class III directors from two directors to one director. Accordingly, only one nominee shall stand for election as a Class III director.

Certain information with respect to the nominee who will be presented at the Annual Meeting by the Board of Directors for election as a director is set forth below. Although it is anticipated that the nominee will be available to serve as a director, should that nominee become unavailable to serve, the proxies will be voted for such other person as may be designated by the Company's Board of Directors.

Unless the authority to vote for directors has been withheld in the proxy, the persons named in the enclosed proxy intend to vote at the Annual Meeting for the election of the nominee presented below. In the election of directors, assuming a quorum is present, the nominee for such Class receiving the highest number of votes cast at the meeting will be elected director.  As a result, proxies voted to "Withhold Authority" and broker non-votes will have no practical effect upon the election of directors, although proxies specifying "Withhold Authority" will be counted for purposes of determining whether a quorum is present, as will proxies delivered by brokers voting without beneficial owner instruction and exercising a non-vote on certain matters.

DIRECTORS

Set forth below is certain information with respect to the Company's continuing directors and director nominees.

Name	Age	Position with Company	Class	Class Expiration Year
Mark P. Murphy	44	Director and Nominee (1)	Class III	2003
George J. Isaac	58	Director	Class I	2004
Michael A. Mesenbrink	56	Director (1)	Class I	2004
Valerio L. Giannini	65	Director (1)	Class II	2005

__________________________

(1) Member of the Audit and Compensation Committees

The Board of Directors is of the opinion that the ratification of and the election to the Company's Board of Directors of the Class III Director nominee identified below who has consented to serve if elected, would be in the Company's best interests. The name of the Class III Director nominee to be elected is Mark P. Murphy.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ELECTION OF THE NOMINEE NAMED BELOW AS A CLASS III DIRECTOR.

Mark P. Murphy (44), Class III Director and nominee, is the Chief Operating Officer and a director of Kyocera Tycom Corporation, a manufacturing company that develops and sells precision rotary cutting tools to the international printed circuit board industry.  Its 400 employees operate out of North America and China.  Mr. Murphy began with Tycom in 1995 as Executive Vice President and Chief Financial Officer and was promoted to Chief Operating Officer in January of 2000.  Mr. Murphy's career includes 17 years as a senior corporate executive, having held the top positions in sales, finance, and operations.  Mr. Murphy earned a BA in Business Administration and an MBA in Finance from California State University at Fullerton.  He became a California Certified Public Accountant in 1983.

CONTINUING DIRECTORS

George J. Isaac (58), Class I Director, served as a consultant to the Company and its predecessor since 1978, and became a member of the Company's Board of Directors in July 1995 and was the Company's prior Chief Financial Officer and Secretary.  Mr. Isaac is a Certified Public Accountant and was a principal in the certified public accounting firm of Joseph B. Cohan and Associates, Worcester, Massachusetts.  Mr. Isaac is a director of Professional Sales Associates, Inc. ("PSA") and Commerce Bank & Trust.

            Michael A. Mesenbrink(56), Class I Director, served in 2001 as President, CEO, and a  director of Innovation Sports, an international sports medicine company and prior to that served as Sr. Vice President of Mobile P.E.T. Systems (OTC.BB:MBPT), a public company providing services to hospitals for cancer detection. In 1997 he founded a nutriceutical company, Meridian Health & Nutrition that manufactures and distributes micronutrients and enzyme products.  In 1990 he founded Electrosci, Inc. where he served as Chairman and CEO to develop industrial water treatment products licensing to other companies.  Mr. Mesenbrink has an extensive background in developing and commercializing proprietary technologies.  In 1988 Mr. Mesenbrink was EVP of Medstone International, a public company that he helped build to $20 million in revenues with $2.00 per share earnings in less than two years. In 1983 is was co-founder of Medical Imaging Centers of America (MICA) that he took public and helped build to a market capitalization of $225 million.  Previously, Mr. Mesenbrink held positions in sales, marketing and product development in cardiovascular, surgery, and radiology products. Prior to entering health care, Mr. Mesenbrink was a marine biologist conducting research in water chemistry and marine biology.  Mr. Mesenbrink received a BA degree in Zoology/Chemistry from San Jose State University in 1970 and did postgraduate studies at the Menai Bridge Ocean Science Laboratories, University of Wales, UK.

Valerio L. Giannini (65), Class II Director, is currently and since 1995 has been a principal of Newcap Partners, a Los Angeles based private investment banking firm. He previously served as a division president of the Geneva Companies, then a subsidiary of Chemical Bank.  Mr. Giannini joined Geneva from Cumberland Investment Group; a New York based private investment banking partnership. Prior to his service with Cumberland Investment Group, he held appointments as Director of White House Operations, Deputy Special Assistant to the President for Administration and as Deputy Assistant Secretary of Commerce for Productivity and Product Technology. Mr. Giannini was also previously with the Corporate Planning Division of IIT Research Institute (Chicago) and the Corporate Finance department of Kidder, Peabody & Co. in New York.  Mr. Giannini holds a BSE from Princeton University.  He has also served as CEO or COO of four smaller public companies and two subsidiaries of public companies in transition. Mr. Giannini currently serves on the Board of Directors of Dudek & Associates, a privately held company.

BUSINESS EXPERIENCE OF KEY MANAGEMENT OF SUBSIDIARIES

Set forth below is information concerning certain key management personnel of the Company and its operating subsidiaries.

 Patrick L. Johnson (42), is the Company's Chief Executive Officer and President.  In addition to this position assumed in September 2002, he joined the Company's Micro Motors subsidiary as Vice President and General Manager in March 2000.  Mr. Johnson has significant experience in dental manufacturing, having served as General Manager of Analytic Endodontics, Inc. (a division of Sybron Dental) from 1997 to 2000 and General Manager of Tycom Dental, Inc. from 1996 to 1997, both dental related product manufacturers.   Mr. Johnson received B.A. degrees in Legal Studies and Philosophy from the University of California in Santa Cruz and a MBA degree from Pepperdine University.

Gary G. Garleb (62), is the President of the Company's Oregon Micro Systems, Inc. ("OMS") subsidiary.  He has served as Vice President and General Manager of OMS since its acquisition by the Company in July 1995.  Prior to that time, he served as Vice President of Operations and Manufacturing for Micro Motors from 1974 to 1995.

Jeffrey J. Ritchey (40), is the Company's Treasurer, Chief Financial Officer and Secretary.  In addition to this position assumed in July 2002, he joined the Company's Micro Motors subsidiary as Controller in August 2001.  Mr. Ritchey has significant financial management experience, having served from 1997 to 2001 as Controller and Finance Director of Tycom Corp. and from 1990 to 1997 in Corporate and operational positions at Hughes Electronics and DIRECTV (subsidiaries of General Motors).  Mr. Ritchey received a M.S. degree in Finance from the University of Arizona and is a Chartered Financial Analyst ("CFA") charterholder.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the merger of Micro Motors with the Company's subsidiary in 1995, Ronald G. Coss entered into a Non-Competition Agreement, pursuant to which he is to be paid $1 million over five years, with payment commencing on the termination of his employment agreement with the Company in the sixth year after closing. Due to the fact that the term of Mr. Coss' employment with the Company had been extended, the Board of Directors and Mr. Coss agreed that the Company's performance obligations under the Non-Competition Agreement be extended to commence on September 30, 2001. Mr. Coss' employment agreement ended in June 2002.  There was $200,000 of payments made to Mr. Coss pertaining to the Non-Competition Agreement in the year ending June 30, 2003. There is a balance of $600,000 to be paid through the year ending June 30 2006.  In addition, the Company received $121,600 pertaining to a note receivable from Mr. Coss, leaving a balance of $364,800 to be received through the year ending June 30 2006.

The Company's shareholders have approved a Director's Stock Option Plan (the "Directors' Plan") pursuant to which non-employee directors may be granted options to purchase shares of the Company's Common Stock. In accordance with the Directors' Plan's provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares annually, exercisable at the closing price on each anniversary date of such service. The maximum term of each option is ten years.

During the fiscal year ended June 30, 2003, three of the Company's current Directors, Messrs. Murphy, Mesenbrink, and Giannini, were each granted options to purchase 20,000 shares of common stock, exercisable at share prices of $0.42 to $0.53 per share, respectively.  The options fully vest after 6 months and expire 90 days from the termination of the directors' service on the Company's Board of Directors.

During the fiscal year ended June 30, 2003, 668,500 common stock options previously provided to current and former Directors expired unused.  The expired options are detailed in the table below:

Name	Plan	Number of Options Expiring (#)	Exercise Price ($/Share)
Ronald G. Coss	Employee	100,000	$1.25
Frank H. Zagar	Employee	300,000	$0.81
Frank H. Zagar	Director	20,000	$0.99
Frank.Brown	Director	53,000	$0.81 - $2.06
Robert Hovee	Director	195,500	$0.81 - $2.90
Total		668,500	$0.81 - $2.90

Mr. Hovee, a prior director of the Company, entered into a consulting agreement with the Company in October 2002.  The agreement has a three year term to provide services on an as needed basis.  As compensation for the agreement, Mr. Hovee received 65,000 warrants with a three year term at an exercise price of $0.54.  Mr. Hovee exercised these options in full in July 2003.

LEGAL PROCEEDINGS

The Company is a party to various legal proceedings incidental to its business, none of which are considered by the Company to be material.

BOARD OF DIRECTORS MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2003, the Board of Directors held nine meetings and there were six actions by unanimous written consent.  No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all meetings of committees of the Board of Directors upon which he served.

The Board of Directors has an Audit Committee that consists of three Board members, Michael A. Mesenbrink, Mark P. Murphy and Valerio L. Giannini.  The Audit Committee is comprised entirely of non-employee, independent directors operating under a written charter adopted by the Board of Directors.  The duties of the Audit Committee include meeting with the independent public accountants of the Company to review the scope of the annual audit and to review the quarterly and annual financial statements of the Company before the statements are released to the Company's shareholders. The Audit Committee also evaluates the independent public accountants' performance and determines whether the independent public accounting firm should be retained by the Company for the ensuing fiscal year. The Audit Committee pre-approves all services provided by the independent public accountants. In addition, the Audit Committee reviews the Company's internal accounting and financial controls and reporting systems practices. The Audit Committee held three meetings during the fiscal year ended June 30, 2003.

The Board of Directors has a Compensation Committee that consists of three Board members, Michael A. Mesenbrink, Mark P. Murphy and Valerio L. Giannini.  The Compensation Committee is responsible for (i) ensuring that senior management will be accountable to the Board through the effective application of compensation policies and (ii) monitoring the effectiveness of both senior management and the Board (including committees thereof).  The Compensation Committee establishes compensation policies applicable to the Company's executive officers.  The Compensation Committee held no meetings during the fiscal year ended June 30, 2003.

The Board of Directors serves as the Company's Nominating Committee.  In such capacity it is responsible for identifying, recommending and nominating candidates to the Board of Directors. The Board will consider candidate nominees for election as director who are recommended by shareholders. Recommendations should be sent to the Secretary of the Company and should include the candidate's name and qualifications and a statement from the candidate that he or she consents to being named in the Proxy Statement and will serve as a director if elected.  In order for any candidate to be considered by the Board and, if nominated, to be included in the Proxy Statement, such recommendation must be received by the Secretary on or before the date of record preceding the annual meeting at which directors will be elected by the shareholders.

Directors of the Company who are not also employees received a fee of $3,000 per quarter plus $1,000 per board meeting, plus $750 per each day of committee meetings attended, together with reasonable expenses of attendance at committee meetings.  The Secretary received a fee of $3,000 per quarter plus $1,500 per board meeting plus $750 per each day of committee meetings attended.  The Chairman of the Board received a fee of $4,000 per quarter plus $1,500 per Board meeting, plus $1,000 per each day of committee meetings attended, plus reimbursement for medical insurance up to $500 per month.  Directors of the Company, if any, who are also employees of the Company were not compensated for their services as directors or committee members.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No other director or executive officer of the Company serves as an officer, director or member of a compensation committee of any other entity for which an executive officer or director thereof is also a member of the Company's Board of Directors.

 INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company's Articles of Incorporation, as amended, and indemnification agreements entered into between the Company and its directors and officers require the Company to indemnify these officers and directors to the fullest extent permitted by applicable law against liabilities incurred in connection with their duties as the Company's officers and directors. These indemnification rights may extend to liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the Company's directors, officers and controlling persons, we have been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

The following table sets forth certain compensation information for the three fiscal years ended June 30, 2002, 2001 and 2000, respectively, by the Chief Executive Officer and the other highest paid executive officers of the Company (up to four) serving as such at the end of the 2003 fiscal year whose aggregate total annual salary and bonus for such year exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus (1)	All Other Compensation(2)	Securities Underlying Stock Options

Patrick Johnson (3) CEO Pro-Dex Inc. and President, Micro Motors, Inc.	2003 2002 2001	$160,795 $155,357 $144,000	$26,375 $15,000 $15,000	$22,854 $17,214 $10,227	300,000 187,500 -

Jeffrey J. Ritchey (4) Treasurer and CFO Pro-Dex Inc. and Controller, Micro Motors, Inc.	2003 2002 2001	$103,138 $78,923 -	$5,968 - -	$8,842 $4,909 -	60,000 40,000 -

Gary G. Garleb President, Oregon Micro Systems, Inc.	2003 2002 2001	$135,028 $132,497 $146,697	- $34,450 $34,450	$16,111 $16,706 $16,535	- 89,000 -

__________________________

(1)               Represents amounts earned in prior year and paid in year reported.

(2)              Consists of: (iii) for Mr. Johnson, $9,000 in automotive reimbursement in 2003 and 2002, and $9,516, $8,214, and $10,227 of health insurance and related payments for the years 2003, 2002 and 2001, respectively, (iv) for Mr. Garleb, health insurance and related payments and matching contributions made by the Company under the Company's 401(k) plan of $1,655 in 2003 and $2,166 for 2001 and $1,750 for 2000, and, (v) for Mr. Ritchey, health insurance and related payments and matching contributions made by the Company under the Company's 401(k) plan of $1,333 in 2003.

(3)               Mr. Johnson commenced employment with the Company April 2000 and was named President and Chief Executive Officer as of September 2002.

(4)               Mr. Ritchey commenced employment with the Company in August 2001, and was named Treasurer and Chief Financial Officer as of July 2002.

OPTION GRANTS IN LAST FISCAL YEAR

        The following table provides information with respect to option grants in fiscal year 2003 to the Named Executive Officers.

Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees and Directors in Fiscal Year (%)(1)	Exercise or Base Price ($/Share)	Expiration Date
Patrick Johnson	200,000	43.5%	$0.35	9/05/12
Patrick Johnson	100,000	21.7%	$1.42	9/05/12
Jeffrey J. Ritchey	60,000	13.0%	$0.42	9/26/12

__________________________

(1)                Based on options to purchase 460,000 shares of Common Stock granted to employees and directors during the fiscal year ended June 30, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table provides information on option exercises in fiscal 2003 by the Named Executive Officers and unexercised options held by each of them at the close of such fiscal year.  No options were exercised during such period and there were unexercised in the money options on the last trading day of the fiscal year.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at June 30, 2003 (#)		Value of Unexercised In-The-Money Options at June 30, 2003 ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Patrick Johnson	0	$0	419,792	192,708	$218,448	$43,177
Jeffrey J. Ritchey	0	$0	10,000	90,000	$3,350	$62,850
Gary G. Garleb	0	$0	120,755	66,750	$10,903	$32,707

LONG-TERM INCENTIVE PLAN AWARDS

            In fiscal 2003, no awards were given to the Named Executive Officers under long-term incentive plans.

REPRICING OF OPTIONS AND SARS

            No adjustments to or repricing of stock options previously awarded to the Named Executive Officers occurred in fiscal 2003.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information about the Company's common stock that may be issued upon the exercise of options under all of the Company's equity compensation plans as of June 30, 2003.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders
● Employee Plan	1,183,405	$1.17	316,595
● Director Plan	180,000	$0.68	320,000
Equity Compensation Plans Not Approved by Security Holders	402,000	$1.45	--

Total	1,765,405	$1.18	636,595

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Johnson has an Employment Agreement ("Employment Agreement") with the Company dated April 3, 2000 (as amended September 6, 2002), that details the terms of his employment as the Company's President and Chief Executive Officer.  The term of the Employment Agreement was originally from April 3, 2000 until June 30, 2003 and has been extended until June 30, 2005, subject to customary termination provisions for breach and "cause" events.  Thereafter, Mr. Johnson's employment shall continue on an at-will basis until terminated at the option of either party upon sixty (60) days prior written notice.  His base rate of pay, commencing  September 1, 2002, is $175,000 per annum and, in connection with the execution of the amendment of his Employment Agreement he was granted 300,000 stock options, 200,000 of which are exercisable immediately at $0.35 per share and 100,000 are exercisable commencing September 6, 2004 at $1.42 per share.  In addition, Mr. Johnson receives vacation, car allowance, medical, disability and dental benefits and is eligible to receive additional performance-based compensation.  If Mr. Johnson is terminated without "cause" during the term of his employment, he shall be entitled to compensation under its terms for the remainder of the employment term.  The Employment Agreement may be terminated by either party, upon sixty (60) days notice, if a Change of Control shall have occurred, and Mr. Johnson shall be entitled to (i) his salary and (ii) to the extent permitted by the Company's insurance policies, insurance benefits for a period of one year from the date of termination.  In the event such insurance coverage is not available, then Mr. Johnson shall be provided reimbursement for the acquisition of a policy or policies providing substantially similar coverage for such one year period.  In addition, upon a Change in Control, the unvested portion of Mr. Johnson's stock options shall immediately vest.  "Change in Control" is defined to mean either one of the following:  (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of the Agreement), the Company, a subsidiary or a Company Employee Benefit Plan, (including any trustee of such Plan acting as trustee) becomes, after the date of the Agreement, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding  securities; or  (ii)  the occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

For options and warrants other than those discussed above, the Board of Directors, as the administrator of the Company's 1994 Employee Stock Option Plan and Director Stock Option Plan, has the discretion to accelerate any outstanding options held by the employees and directors in the event of an acquisition of the Company by a merger or asset sale in which the outstanding options under each such plan are not to be assumed by the successor corporation or substituted with options to purchase shares of such corporation.

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Company applies a consistent philosophy to compensation for all employees, including senior management. This philosophy is based on the premise that the achievements of the Company result from the coordinated efforts of all individuals working toward common objectives. The Company strives to achieve those objectives through teamwork that is focused on meeting the expectations of customers and shareholders.

Compensation Philosophy

The goals of the compensation program are to align compensation with business objectives and performance, and to enable the Company to attract, retain and reward executive officers that contribute to the long-term success of the Company. The Company's compensation program for executive officers is based on the same four principles applicable to compensation decisions for all employees of the Company:

  The Company pays competitively. The Company is committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, the Company regularly compares its pay practices with those of other leading companies of similar size and sets its pay parameters based on this review.

  The Company pays for relative sustained performance. Executive officers are rewarded based upon corporate performance, business unit performance and individual performance. Corporate performance and business unit performance are evaluated by the Board of Directors by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit and cash flow.

  The Company strives for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual with the compensation paid to other executives both inside the Company and at comparable companies.

  The Company believes that employees should understand the performance evaluation and pay administration process. The process of assessing performance is as follows:

1.   At the beginning of the performance cycle, the Chief Executive Officer or other evaluating manager sets objectives and key goals.

2.   The evaluating manager gives the employee ongoing feedback on performance.

3.   At the end of the performance cycle, the manager objectively and subjectively evaluates the accomplishment of objectives/key goals.

4.   The manager compares the results to the results of peers within the Company.

5.   The evaluating manager communicates the comparative results to the employee.

6.   The comparative result affects decisions on salary and, if applicable, bonus and, if applicable, stock options.

Compensation Vehicles

The Company has historically used a compensation program that consists of cash and equity based compensation. The vehicles are:

Salary. The Company sets base salary for its employees by reviewing the base salary for competitive positions in the market in order to attract, retain, and motivate highly talented individuals at all levels in the organization.

Bonus.  The Company utilizes incentive compensation plans for selected employees to reward achievement of key objectives and goals.

Employee Stock Option Program. The purpose of this program is to provide additional incentives to selected employees to work to maximize shareholder value.  The Board of Directors makes all stock option grants.  Stock options generally are granted with an exercise price equal to the fair market value of the underlying Common Stock on the date of grant and vest in equal annual installments over a four-year period.

BOARD OF DIRECTORS COMPENSATION COMMITTEE

Valerio L. Giannini                    Michael A. Mesenbrink             Mark P. Murphy

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of the Board of Directors in providing oversight to the financial management, independent auditors, and financial reporting procedures of the Company.  The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those statements.  In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on Form 10-KSB with management and the independent auditors.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 ("Communication with Audit Committees"), as amended.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, and has discussed with the independent auditors their independence.  In concluding that the auditors are independent, the Committee considered, among other factors, whether the non-audit services provided by McGladrey & Pullen, LLP were compatible with maintaining their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee has retained Moss Adams, LLP to serve as the Company's independent auditors for the year ending June 30, 2004.

AUDIT COMMITTEE

Valerio L. Giannini                    Michael A. Mesenbrink             Mark P. Murphy

DIRECTORS' COMPENSATION

Directors of the Company who are not also employees received a fee of $3,000 per quarter plus $1,000 per board meeting, plus $750 per each day of committee meetings attended, together with reasonable expenses of attendance at committee meetings.  The Secretary received a fee of $3,000 per quarter plus $1,500 per board meeting plus $750 per each day of committee meetings attended.  The Chairman of the Board received a fee of $4,000 per quarter plus $1,500 per Board meeting, plus $1,000 per each day of committee meetings attended, plus reimbursement for medical insurance up to $500 per month.  Directors of the Company, if any, who are also employees of the Company were not compensated for their services as directors or committee members.  The Directors fees paid in the fiscal year ended June 30, 2003 are as follows:

Director	Director's Fees received in the Fiscal Year Ending June 30, 2003
Ronald G. Coss	$20,250
George Isaac	$17,250
Frank Zagar	$4,500
Mark P. Murphy	$15,000
Michael Mesenbrink	$13,750
Valerio Giannini	$13,000

The Company's shareholders have approved the Director's Plan pursuant to which non-employee directors may be granted options to purchase shares of the Company's Common Stock. In accordance with the Directors' Plan's provisions, the Board of Directors previously adopted a policy to grant each outside director an initial option to purchase 20,000 shares of Common Stock on the date of his commencement of service as a director and an option to purchase 15,000 shares annually, exercisable at the closing price on each anniversary date of such service. The maximum term of each option is ten years.

During the fiscal year ended June 30, 2003, three of the Company's current Directors, Messrs. Murphy, Mesenbrink, and Giannini, were each granted options to purchase 20,000 shares of common stock, exercisable at share prices of $0.42 to $0.53 per share, respectively.  The options fully vest after 6 months and expire 90 days from the termination of the directors' service on the Company's Board of Directors. In addition to the director's fees disclosed above, Mark P. Murphy received $2,000 in consulting fees from the Company during the fiscal year ended June 30, 2003.

            Mr. Hovee, a prior director of the Company, entered into a consulting agreement with the Company in October 2002.  The agreement has a three year term to provide services on an as needed basis.  As compensation for the agreement, Mr. Hovee received 65,000 warrants with a three year term at an exercise price of $0.54.  Mr. Hovee exercised these options in full in July 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and the NASDAQ Small Cap Market. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all forms they file in accordance with Section 16(a).  Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the fiscal year ended June 30, 2003, its officers, directors and greater than 10% shareholders complied with all filing requirements applicable to such persons.

RATIFICATION AND APPROVAL OF AMENDMENT TO
ARTICLES OF INCORPORATION TO INCREASE QUORUM REQUIREMENT

(Proposal No. 2)

Effective as of October 16, 2003, the Company's Board of Directors approved an amendment to Article 6 of the Company's Articles of Incorporation to increase the quorum required to conduct a meeting of the shareholders from one-third to a majority of the votes entitled to be cast, represented in person or by proxy, at a meeting of the shareholders.

We refer to this amendment as the quorum increase. The full text of the amendment is attached to this proxy statement as Appendix A. The Company's Board of Directors believes that the quorum increase is in the best interests of Pro-Dex and its shareholders because the quorum increase more closely conforms the Articles of Incorporation to customary governance guidelines for public companies and disables a minority shareholder or small group of shareholders from controlling Pro-Dex. The Company's Board of Directors believes that control over matters to be voted on by shareholders at a meeting of the shareholders should be exerted only at meetings of the shareholders where a majority of the votes entitled to be cast are represented in person or by proxy. In addition, the Company's Board of Directors believes that the quorum increase is critical in light of the high concentration of voting power held by only a few shareholders. However, the Company's Board of Directors believes that the quorum increase may make it more difficult to conduct shareholder meetings and to obtain shareholder approval of matters to be acted upon by the shareholders.

The Company's Board of Directors believes that it is in the best interests of the Company and the Company's shareholders to amend the Company's Articles of Incorporation to provide for the increase in the quorum required at a meeting of the shareholders from one-third to a majority of the votes entitled to be cast, represented in person or by proxy. Although the Company's Board of Directors does not intend the increase in the quorum requirements at meetings of the shareholders to entrench present management, the increase may have the result of impeding hostile takeover attempts. However, no hostile takeover attempts are, to management's knowledge, currently threatened.

Required Vote of Shareholders and Board Recommendation

            The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification and approval of the proposed amendment to the Company's Articles of Incorporation; provided, that at least a majority of the Company's outstanding shares of common stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, the Board of Directors has approved the amendment to the Company's Articles of Incorporation.

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION.

RATIFICATION AND APPROVAL OF 2004 STOCK OPTION PLAN

(Proposal No. 3)

General

As described above under the heading "Equity Compensation Plan Information," as of June 30, 2003, the Company had two stock option plans. Effective as of October 16, 2003, the Company's Board of Directors approved the Company's 2004 Stock Option Plan (the "2004 Stock Option Plan"), subject to shareholder ratification and approval of the 2004 Stock Option Plan.

The 2004 Stock Option Plan is designed to enable the Company to offer an incentive-based compensation system to the Company's key employees and officers. The 2004 Stock Option Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs.

Shares Subject to the 2004 Stock Option Plan

To date, no options to purchase shares of common stock have been issued under the 2004 Stock Option Plan, and 1,500,000 shares are available for issuance under the 2004 Stock Option Plan. Any shares of common stock that are subject to an award but are not used because the terms and conditions of the award are not met, or any shares that are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2004 Stock Option Plan.

As soon as practicable following shareholder approval of this proposal, the Company intends to register on Form S-8 under the Securities Act of 1933 the issuance of the Company's securities under the 2004 Stock Option Plan. A copy of the 2004 Stock Option Plan is attached as Appendix B to this proxy statement and is described below.

Administration

The 2004 Stock Option Plan is to be administered by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors. It is the intent of the 2004 Stock Option Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

The Company's Board of Directors or an appropriate committee is empowered to select those eligible persons to whom options shall be granted under the 2004 Stock Option Plan, to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2004 Stock Option Plan. The Company's Board of Directors or an appropriate committee has sole discretion to interpret and administer the 2004 Stock Option Plan, and its decisions regarding the 2004 Stock Option Plan are final.

The 2004 Stock Option Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Company's Board of Directors. Neither the Company's Board of Directors nor any committee may materially impair any outstanding options without the express consent of the optionee or increase the number of shares subject to the 2004 Stock Option Plan, materially increase the benefits to optionees under the 2004 Stock Option Plan, materially modify the requirements as to eligibility to participate in the 2004 Stock Option Plan or alter the method of determining the option exercise price without shareholder approval. No option may be granted under the 2004 Stock Option Plan after October 16, 2013.

Option Terms

ISOs granted under the 2004 Stock Option Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of the Company on the date of grant, the exercise price may not be less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2004 Stock Option Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

Options may be exercised during a period of time fixed by the Company's Board of Directors or an appropriate committee, except that no option may be exercised more than ten years after the date of grant. In the discretion of the Company's Board of Directors or an appropriate committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in the manner and for the type of consideration determined by the Company's Board of Directors or an appropriate committee, which may include cash, one or more promissory notes, shares of the Company's common stock, consideration received under a cashless exercise program implemented in connection with the 2004 Employee Option Plan, or any combination of the foregoing.

Federal Income Tax Consequences

Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO. In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

Holders of ISOs will not be considered to have received taxable income upon either the grant or the exercise of the option. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. We will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

The tax discussion set forth above is included for general information only and is based upon present law. Each holder of options under the 2004 Stock Option Plan should consult his or her own tax advisor as to the specific tax consequences of the transaction to him or her, including application and effect of federal, state, local and other tax laws and the possible effects of changes in federal or other laws.

New Plan Benefits

Because awards under the 2004 Stock Option Plan are discretionary, no future awards under the 2004 Stock Option Plan are determinable at this time.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 2004 Stock Option Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the Company's directors and officers. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

In addition, options may, in the discretion of the Board of Directors or an appropriate committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Company's Board of Directors, such an acceleration provision merely ensures that optionees under the 2004 Stock Option Plan will be able to exercise their options as intended by the Company's Board of Directors and shareholders prior to any such extraordinary corporate transaction that might serve to limit or restrict that right. The Company's Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification and approval of the 2004 Stock Option Plan; provided, that at least a majority of the Company's outstanding shares of common stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, the Board of Directors has approved the 2004 Stock Option Plan.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE 2004 STOCK OPTION PLAN.

RATIFICATION AND APPROVAL OF 2004 DIRECTORS' STOCK OPTION PLAN

(Proposal No. 4)

General

As described above under the heading "Equity Compensation Plan Information," as of June 30, 2003, the Company had two stock option plans. Effective as of October 16, 2003, the Company's Board of Directors approved the Company's 2004 Directors' Stock Option Plan (the "2004 Directors' Stock Option Plan"), subject to shareholder ratification and approval of the 2004 Directors' Stock Option Plan.

The 2004 Directors' Stock Option Plan is designed to enable the Company to offer an incentive-based compensation system to the Company's non-employee directors. The 2004 Directors' Stock Option Plan provides for the grant of nonqualified stock options, or NQOs.

Shares Subject to the 2004 Directors' Stock Option Plan

To date, no options to purchase shares of common stock have been issued under the 2004 Directors' Stock Option Plan, and 500,000 shares are available for issuance under the 2004 Directors' Stock Option Plan. Any shares of common stock that are subject to an award but are not used because the terms and conditions of the award are not met, or any shares that are used by participants to pay all or part of the purchase price of any option, may again be used for awards under the 2004 Directors' Stock Option Plan.

As soon as practicable following shareholder approval of this proposal, we intend to register on Form S-8 under the Securities Act of 1933 the issuance of the Company's securities under the 2004 Directors' Stock Option Plan. A copy of the 2004 Directors' Stock Option Plan is attached as Appendix C to this proxy statement and is described below.

Administration

The 2004 Directors' Stock Option Plan is to be administered by the Company's Board of Directors or an appropriate committee of the Company's Board of Directors. It is the intent of the 2004 Directors' Stock Option Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

The Company's Board of Directors or an appropriate committee is empowered to select those eligible persons to whom options shall be granted under the 2004 Directors' Stock Option Plan, to determine the time or times at which each option shall be granted, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2004 Directors' Stock Option Plan. The Company's Board of Directors or an appropriate committee has sole discretion to interpret and administer the 2004 Directors' Stock Option Plan, and its decisions regarding the 2004 Directors' Stock Option Plan are final.

The 2004 Directors' Stock Option Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Company's Board of Directors. Neither the Company's Board of Directors nor any committee may materially impair any outstanding options without the express consent of the optionee or increase the number of shares subject to the 2004 Directors' Stock Option Plan, materially increase the benefits to optionees under the 2004 Directors' Stock Option Plan, materially modify the requirements as to eligibility to participate in the 2004 Directors' Stock Option Plan or alter the method of determining the option exercise price without shareholder approval. No option may be granted under the 2004 Directors' Stock Option Plan after October 16, 2013.

Option Terms

NQOs granted under the 2004 Directors' Stock Option Plan must have an exercise price of not less than the fair market value of the common stock on the date the NQO is granted and must be exercised, if at all, within ten years from the date of grant.

Options may be exercised during a period of time fixed by the Company's Board of Directors or an appropriate committee, except that no option may be exercised more than ten years after the date of grant. In the discretion of the Company's Board of Directors or an appropriate committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in the manner and for the type of consideration determined by the Company's Board of Directors or an appropriate committee, which may include cash, one or more promissory notes, shares of the Company common stock, consideration received under a cashless exercise program implemented in connection with the 2004 Directors Plan, or any combination of the foregoing.

Federal Income Tax Consequences

Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. The Company will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO. In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

The tax discussion set forth above is included for general information only and is based upon present law. Each holder of options under the 2004 Directors' Stock Option Plan should consult his or her own tax advisor as to the specific tax consequences of the transaction to him or her, including application and effect of federal, state, local and other tax laws and the possible effects of changes in federal or other laws.

New Plan Benefits

Because awards under the 2004 Directors' Stock Option Plan are discretionary, except as follows, no future awards under the 2004 Directors' Stock Option Plan are determinable at this time. Options to purchase 20,000 shares of Common Stock are to be granted under the 2004 Directors' Stock Option Plan to each non-employee director at the later to occur of (i) the date the 2004 Directors' Stock Option Plan is adopted by the Company's shareholders, or (ii) the date he or she is first elected or appointed as a non-employee director of the Company. In addition, effective on the anniversary dates of commencement of service on the Board of Directors, options to purchase an additional 15,000 shares shall automatically be granted to the non-employee director provided that, at that time, he or she is a non-employee director.

Possible Anti-Takeover Effects

Although not intended as an anti-takeover measure by the Board of Directors, one of the possible effects of the 2004 Directors' Stock Option Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of the Company's directors and officers. These persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of the attempt.

In addition, options may, in the discretion of the Board of Directors or an appropriate committee, contain a provision providing for the acceleration of the exercisability of outstanding, but unexercisable, installments upon the first public announcement of a tender offer, merger, consolidation, sale of all or substantially all of the assets of the Company, or other attempted changes in the control of the Company. In the opinion of the Company's Board of Directors, such an acceleration provision merely ensures that optionees under the 2004 Directors' Stock Option Plan will be able to exercise their options as intended by the Company's Board of Directors and shareholders prior to any such extraordinary corporate transaction that might serve to limit or restrict that right. The Company's Board of Directors is, however, presently unaware of any threat of hostile takeover involving the Company.

Required Vote and Board Recommendation

The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification and approval of the 2004 Directors' Stock Option Plan; provided, that at least a majority of the Company's outstanding shares of common stock entitled to vote on this proposal are present in person or represented by proxy at the meeting. As noted above, the Board of Directors has approved the 2004 Directors' Stock Option Plan. Shareholders should be aware, however, that the Board of Directors may be viewed as having a conflict of interest in approving, and recommending that shareholders approve, the 2004 Directors' Stock Option Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION AND APPROVAL OF THE 2004 DIRECTORS' STOCK OPTION PLAN.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal No. 5)

The Audit Committee of the Company has appointed the firm of Moss Adams, LLP as the Company's independent certified public accountants for the fiscal year ending June 30, 2004, and is asking the shareholders to ratify this appointment by the holders of a majority of the shares represented either in person or proxy at the Annual Meeting.  In the event that the shareholders do not ratify the selection of Moss Adams, LLP as the Company's independent public accountants, the Board of Directors will consider the selection of another independent public accounting firm. McGladrey & Pullen, LLP audited the Company's financial statements for the year ended June 30, 2003 that were included in the Company's most recent annual report on Form 10-KSB.

Representatives of Moss Adams, LLP are expected to be present at the annual meeting, and will have the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.

ACCOUNTING FEES

            Aggregate fees billed to the Company by McGladrey & Pullen, LLP during the year ended June 30, 2003 are as follows:

Audit fees........................................................................................	$ 136,000
Tax Services....................................................................................	$ 30,000
Audit-related fees, audit of pension plan and various other matters.......	$ 30,000

__________________________

(a)        Includes fees for the audit of the Company's annual financial statements for the year ended June 30, 2003, and the reviews of the condensed financial statements included in the Company's quarterly reports on Forms 10-QSB for the year ended June 30, 2003.

(b)         The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

No fees have been billed to the Company by Moss Adams, LLP as of the date of filing of this Proxy Statement.

CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT

On October 16, 2003, the Company dismissed McGladrey & Pullen, LLP ("McGladrey") as its independent accountant. The reports of McGladrey on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company's decision to change accountants was approved by its Audit Committee.

In connection with its audits for the two most recent fiscal years and through October 16, 2003, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of McGladrey would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and through October 16, 2003, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company's Audit Committee approved the engagement of Moss Adams, LLP ("Moss Adams") as its new independent accountant, for the fiscal year ending June 30, 2004 to replace McGladrey. During the two most recent fiscal years and through October 16, 2003, the Company has not consulted with Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K. The Company has authorized McGladrey to respond fully to any inquiries from Moss Adams relating to its engagement as the Company's independent accountant.

Required Vote and Board Recommendation

            The affirmative vote of a majority of the shares of the Company's common stock present in person or represented by proxy at the meeting and entitled to vote on this proposal will constitute shareholder ratification of the appointment. If shareholder approval of this proposal is not obtained, the Company's Audit Committee may reconsider the Company's appointment of Moss Adams, LLP as the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS, LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

ANNUAL REPORT

            The Company's Annual Report containing audited financial statements for the fiscal years ended June 30, 2003 accompanies this Proxy Statement.  Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

            Pursuant to Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders which are intended for inclusion in the Company's proxy statement and proxy and to be presented at the Company's next Annual Meeting must be received by the Company by June 30, 2004, in order to be considered for inclusion in the Company's proxy materials. Such proposals should be addressed to the Company's Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. The Shareholder Notice must also comply with certain other requirements set forth in the Company's Bylaws, a copy of which may be obtained by written request delivered to the Company's Secretary.

OTHER MATTERS

            The Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

            THE COMPANY'S SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                                                        By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Jeffrey J. Ritchey
Corporate Secretary

Santa Ana, California
October 17, 2003

SHAREHOLDERS MAY OBTAIN FREE OF CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED June 30, 2003, (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO:  INVESTOR RELATIONS, PRO-DEX, INC., 151 E. COLUMBINE AVE, SANTA ANA, CALIFORNIA 92707 OR CALL (714) 241-4411.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 11, 2003

The undersigned hereby appoints Michael A. Mesenbrink and Patrick L. Johnson, and each of them, individually, the attorney, agent and proxy of the undersigned, each with the power to appoint his substitute, to represent and vote, as designated below, all shares of common stock of Pro-Dex, Inc. held of record by the undersigned on October 28, 2003, at the annual meeting of shareholders to be held at the DoubleTree Hotel Santa Ana, 201 E. MacArthur Blvd, Santa Ana, California 92707 on December 11, 2003, at 8:00 a.m., local time, and at any and all adjournments thereof.

1.                   To elect one Class III director as follows:

FOR approval of the election of the Class III nominee listed below.	WITHHOLD AUTHORITY to vote for the Class III nominee listed below.

Mark P. Murphy

2.         To ratify and approve an amendment to the Company's Articles of Incorporation to increase the quorum requirement, from one-third to a majority of the votes entitled to be cast, represented in person or by proxy, at a meeting of the Company's shareholders (circle one).

FOR                                AGAINST                             ABSTAIN

3.         To ratify and approve the adoption of the Company's 2004 Stock Option Plan (circle one).

FOR                                AGAINST                             ABSTAIN

4.         To ratify and approve the adoption of the Company's 2004 Directors' Stock Option Plan (circle one).

FOR                                AGAINST                             ABSTAIN

5.         To ratify the appointment of Moss Adams, LLP as the Company's independent auditors for the fiscal year ending June 30, 2004 (circle one).

FOR                                AGAINST                             ABSTAIN

6.         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" all Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Dated:____________, 2003 Name:_________________ Common Shares:_________
_______________________
Signature
_______________________
Signature (if jointly held)

Please sign exactly as name appears in the records of Pro-Dex, Inc. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Appendix A

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
PRO-DEX, INC.

            Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:  The name of the corporation is Pro-Dex, Inc.

SECOND:  The following amendment to the Articles of Incorporation of Pro-Dex, Inc. was adopted on December 11, 2003, as prescribed by the Colorado Business Corporation Act, by a vote of the shareholders of the corporation. The number of shares voted for the amendment was sufficient for approval. The first sentence of Article 6 of the Articles of Incorporation of Pro-Dex, Inc. is replaced with the following:

ARTICLE 6:     A majority of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, shall constitute a quorum of that voting group for action on that matter at a meeting of shareholders.

THIRD:  There is no exchange, reclassification or cancellation of issued shares provided for in this amendment.

FOURTH:  Such amendment does not effect any change in the amount of stated capital.

Date: December 11, 2003	_____________, President

_____________, Secretary

Appendix B

PRO-DEX, INC.

2004 STOCK OPTION PLAN

This 2004 Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Pro-Dex, Inc. and related companies.

1.        Definitions. The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:

(a)           Board: The Board of Directors of Pro-Dex, Inc.

(b)           Code: The Internal Revenue Code of 1986, as amended.

(c)           Common Stock: The no par value common stock of Pro-Dex, Inc.

(d)         Company: Pro-Dex, Inc., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

(e)            Date of Grant: The date on which an Option (see below) is granted under the Plan.

(f)            Disinterested Person: A director who has not been granted or awarded equity securities pursuant to any plan of the Company or of any Related Company of the Company during one year prior to that director's service as an administrator of the Plan, except as otherwise provided in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to (i) participation in formula plans or ongoing securities acquisitions plans, and (ii) an election to receive securities for an annual retainer fee.

(g)           Employee: An Employee is an employee of the Company or any Related Company.

(h)           Fair Market Value: The Fair Market Value of the Option Shares. Such Fair Market Value as of any date shall be determined by the Option Committee as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date an Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange by which the Common Stock is traded, if the stock is then traded on a national securities exchange; or, (ii) the last reported sale price (on that date) of the Common Stock on NASDAQ, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the stock is not reported on NASDAQ. However, if the Common Stock is not publicly-traded at the time an Option is granted under the Plan, Fair Market Value shall be deemed to be the fair value of the stock as determined in good faith by the Board or the Option Committee, and a written record of the method of determining such value shall be maintained.

(i)           Incentive Stock Options ("ISOs"): "Incentive Stock Options" as that term is defined in Section 422 of the Code.

(j)         Key Employee: A person designated by the Option Committee who either is employed by the Company or a Related Company (see below) and upon whose judgment, initiative and efforts the Company or a Related Company is largely dependent for the successful conduct of its business; provided, however, that Key Employees shall not include those members of the Board who are not employees of the Company or a Related Company.

(k)         Non-Incentive Stock Options ("Non-ISOs"): Options which are not intended to qualify as "Incentive Stock Options" under Section 422 of the Code.

(l)           Option: The rights granted to an Employee to purchase Common Stock pursuant to the terms and conditions of an Option Agreement (see below).

(m)         Option Agreement: The written agreement (and any amendment or supplement thereto) between the Company and an Employee designating the terms and conditions of an Option.

(n)          Option Committee: With respect to grants of Options to Employees who are not also Officers and/or Directors of the Company, the Plan shall be administered by an Option Committee ("Option Committee") composed of the Board or at least two members of the Board. With respect to grants of Options to Employees who are also Officers or Directors, the Plan shall be administered by a committee, selected by the Board, consisting of two or more persons, each of whom is a Disinterested Person. Such committee may also be deemed an Option Committee.

(o)           Option Shares: The shares of Common Stock underlying an Option granted to an Employee.

(p)           Optionee:  An Employee who has been granted an Option.

(q)           Related Company: Any corporation that is a "parent corporation" or a "subsidiary corporation" with respect to the Company, as those terms are defined in Section 425 of the Code. The determination of whether a corporation is a Related Company shall be made without regard to whether the corporation or the relationship between the corporation and the Company now exists or comes into existence hereinafter.

2.        Purpose and Scope.

(a)           The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Employees an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b)           This Plan authorizes the Option Committee to grant Options to purchase shares of Common Stock to Employees selected by the Option Committee while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors, and other matters.

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3.        Administration of the Plan.

(a)           The Plan shall be administered by the Option Committee. The Option Committee shall have the authority granted to it under this Section and under each other Section of the Plan.

(b)           In accordance with and subject to the provisions of the Plan, the Option Committee shall select the Optionees, shall determine (i) the number of shares of Common Stock to be subject to each Option, (ii) the time at which each Option is to be granted, (iii) whether an Option shall be granted in exchange for the cancellation and termination of a previously granted option or options under the Plan or otherwise, (iv) the purchase price for the Option Shares, (v) the option period, and (vi) the manner in which the Option becomes exercisable. In addition, the Option Committee shall fix such other terms of each Option as the Option Committee may deem necessary or desirable. The Option Committee shall determine the form of Option Agreement to evidence each Option.

(c)           The Option Committee from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company. The Option Committee shall keep minutes of its meetings and those minutes shall be distributed to every member of the Board.

(d)           The Board may from time to time make such changes in and additions to the Plan as it may deem proper and in the best interest of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan, and that the approval by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with the applicable laws of the State of California, shall be required for any amendment which would:

(i)                 materially modify the eligibility requirements for receiving Options under the Plan;

(ii)                materially increase the benefits accruing to Employees under the Plan; or

(iii)               increase the number of shares of Common Stock that may be issued under the Plan.

(e)           All actions taken and all interpretations and determinations made by the Option Committee in good faith (including determinations of Fair Market Value) shall be final and binding upon all Employees, the Company and all other interested persons. No member of the Option Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Option Committee shall, in addition to rights they may have as Directors of the Company be fully protected by the Company with respect to any such action, determination or interpretation.

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(f)            It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, that aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with the Rule 16b-3 requirements.

4.         Number of Shares. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, and the Option Committee is authorized to grant Options with respect to, a total number, not in excess of 1,500,000 shares of Common Stock, either treasury or authorized but unissued, or the number and kind of shares of stock or other securities which in accordance with Section 9 shall be substituted for the 1,500,000 shares or into which such 1,500,000 shares shall be adjusted. Such number of shares shall include any options granted under any other stock option plan of the Company that may from time to time become subject to and governed by the terms and conditions of this Plan. All or any unsold shares subject to an Option that for any reason expires or otherwise terminates, may again be made subject to Options under the Plan.

5.       Eligibility. Options which are intended to qualify as ISOs will be granted only to Key Employees. Key Employees and other Employees may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.

6.        Option Price. The Option Committee shall determine the purchase price for the Options Shares, provided that the purchase price to be paid by Optionees for the Option Shares which are intended to qualify as ISOs shall not be less than 100 percent of the Fair Market Value of the Option Shares at the time the ISO is granted. The price per share to be paid by the Optionee at the time an NQO is exercised shall not be less than 85% of the Fair Market Value on the date as of which the NQO is granted, as determined by the Option Committee. The purchase price for the Option Shares shall be a fixed, and cannot be a fluctuating, price.

7.        Duration and Exercise of Options.

(a)           Each Option granted under the Plan shall be exercisable on such date or dates and during such period and for such number of shares as shall be determined pursuant to the provisions of the instrument evidencing such Option. The Option Committee shall have the right to accelerate the date of exercise of any Option, provided that the Option Committee shall not accelerate the exercise of any ISO granted if such acceleration would violate the annual vesting limitation contained in Section 422(d)(1) of the Code.

(b)           Except as otherwise permitted under Section 11, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided, that in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option. However, if the Option is an ISO it may be exercised by the guardian or personal representative of the Optionee only if such guardian or personal representative obtains a ruling from the Internal Revenue Service or an opinion of counsel to the effect that neither the grant nor the exercise of such power is violative of Section 422(b)(5) of the Code. Any opinion of counsel must be both from counsel and in a form acceptable to the Option Committee.

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(c)           The Option Committee may determine whether any Option shall be exercisable as provided in Subsection (a) of this Section 7 or whether the Options shall be exercisable in installments only; if the Option Committee determines the latter, it shall determine the number of installments and the percentage of the Option exercisable at each installment date. All such installments shall be cumulative.

(d)           If the Optionee ceases to be employed by either the Company or a Related Company because of the death or permanent and total disability (as defined in Section 22(e) (3) of the Code) of the Optionee, any Option held by the Optionee at the time his employment ceases may be exercised within 90 days after the date his employment ceased, but only to the extent that the Option was exercisable according to its terms on the date the Optionee's employment ceased. After such 90-day period, any unexercised portion of an Option shall expire.

(e)           Notwithstanding the provisions of Subsection (d) of this Section 7, if an Optionee's employment by the Company or a Related Company ceases for any reason other than the Optionee's death or permanent and total disability, any unexercised portion of any Option held by the Optionee at the time his employment ceases may be exercised within 30 days after the date his employment ceased, but only to the extent that the Option was exercisable according to its terms on the date the Optionee's employment ceased. After such date, any unexercised portion of an Option shall expire.

(f)            Each Option shall be exercised in whole or part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

(g)           To the extent required to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, and any successor provision, at least six months must elapse from the date of acquisition of an Option by any person who is subject to the reporting requirements of Section 16(a) of the Exchange Act to the date of exercise of such Option or disposition of the Option Shares.

8.        Payment for Option Shares. If the purchase price of the Option Shares purchased by any Optionee at one time exceeds $2,000, the Option Committee may permit all or part of the purchase price for the Option Shares to be paid by the Optionee by (a) delivering to the Company shares of the Company's common Stock previously owned by the Optionee with a Fair Market Value as of the date of payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash, (b) having shares withheld from the amount of shares to be received by the Optionee, (c) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for the shares to be purchased within one year of the date of such exercise, or (d) complying with any other payment mechanisms as the Option Committee may approve from time to time. As a condition to the exercise of any Option granted under this Plan, the Optionee shall make such arrangements as the Option Committee may require for the satisfaction of any federal, state or withholding tax obligations which may arise in connection with such exercise. The issuance, transfer or delivery of certificates of shares of Common Stock pursuant to the exercise or Options may be delayed, at the discretion of the Option Committee, until the Option Committee is satisfied that the applicable requirements of federal and state securities laws and the withholding provisions of the Code have been met. Until such person has been issued a certificate or certificates for the Option Shares so purchased, he or she shall possess no rights of a recordholder with respect to any of such shares.

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9.       Change in Stock, Adjustments, Inc.

(a)           In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation reorganization, recapitalization, stock dividends, reclassification, split-up, combination or shares or otherwise(, then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option thereunder, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

(b)          In the event of any such changes or exchanges, the Option Committee shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, or kind, or Option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Option Committee shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.

10.    Relationship to Employment. Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to continuance of employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment at any time.

11.    Nontransferability of Option. No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, pursuant to a qualified domestic relations order as defined in the Code, or pursuant to the Employee Retirement Income Security Act or rules promulgated thereunder; except that (a) Optionees who are not subject to Section 16(b) of the Exchange Act may upon written notice transfer an Option (i) to an Optionee's spouse, parents, siblings, or lineal descendants, or (ii) to a trust for the benefit of the Optionee or any of the Optionee's spouse, parents, siblings, or lineal descendants, or (iii) to any corporation or partnership controlled by the Optionee; and (b) Optionees who are subject to Section 16(b) of the Exchange Act may transfer Options to immediate family members and family trusts. No Option shall be subject to execution, attachment or similar process. Except as specifically provided herein, any attempt to transfer the Option shall void the Option.

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12.   Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares covered by an Option until that person shall become the holder of record of such shares and, except as provided in Section 9, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

13.    Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended ("Securities Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws, restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

14.   Disposition of Shares. Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act, or any other applicable federal or state securities laws; (c) that if he is subject to reporting requirements under Section 16(a) of the Exchange Act, he will (i) not violate Section 16(b) of the Exchange Act, (ii) furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) timely file all reports required under the federal securities laws; and (d) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.

15.   Effective Date of Plan; Termination Date of Plan. The Plan shall be effective on the date of the approval of the Plan by the affirmative vote of the holders of a majority of the Company's securities entitled to vote and represented at a meeting duly held in accordance with applicable law. The Plan was adopted, subject to shareholder approval, by the Board as of October 16, 2003. The Plan shall terminate on October 16, 2013, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. In no event may the Option period exceed ten years from the date on which the Option is granted. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.

16.   Limitation on Amount of Option. The aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which an Optionee's ISOs, together with incentive stock options granted under any other plan of the Company and any parent, are exercisable for the first time by such Optionee during any calendar year shall not exceed $100,000. If an Optionee holds ISOs that become first exercisable (including as a result of acceleration of exercisability under the Plan) in any one year for shares having a Fair Market Value at the date of grant in excess of $100,000, then the most recently granted of the ISOs, to the extent that they are exercisable for shares having an aggregate Fair Market Value in excess of the limit, shall be deemed to be NQOs.

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17.   Ten Percent Shareholder Rule. With respect to ISOs, no Option may be granted to a Key Employee who, at the time the Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any "parent corporation" or "subsidiary corporation" as those terms are defined in Section 425 of the Code, unless at the time the Option is granted the purchase price for the Option shares is at least 110 percent of the Fair Market Value of the Option Shares at the time the ISO is granted and such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of the preceding sentence, stock ownership shall be determined as provided in Section 425 of the Code.

18.     Withholding Taxes. The Company, or any Related Company, may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, or any Related Company, is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but riot limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares to be issued upon the exercise of any Option.

19.     Change in Control, Stock Dividends, Reorganization and Other Extraordinary Actions.

(a)           If (i) the company shall at any time be involved in a transaction described n Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare dividends payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the Option Committee shall, with respect to each outstanding Option, proportionately adjust the number of Option Shares and/or the exercise price per share so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of Option Shares subject to outstanding Options, the number of shares available under this Plan shall automatically be increased or decreased, as this case may be, proportionately, without further action on the part of the Option Committee, the Company or the Company's shareholders.

(b)           If the Company is liquidated or dissolved, the Option Committee may allow the holders of any outstanding Options to exercise all or any part of the unvested portion of the Options held by them; provided, however, that such Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option Holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

(c)           The grant of an Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or part of its business or assets.

(d)            In the event of a Change in Control (as defined below) of the Company, the Option Committee may, in its discretion, accelerate all outstanding Options so that they immediately become fully vested and immediately exercisable for the duration of the Option Term. For purposes of this Subsection (d), "Change in Control" shall mean either one of the following: (i) when any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than a shareholder of the Company on the date of this Plan), the Company, a subsidiary or a Company Employee Benefit Plan, (including any trustee of such Plan acting as trustee) becomes, after the date of this Plan, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities; or (ii) the occurrence of a transaction requiring shareholder approval, arid involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

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(e)           If at any time the Company declares an Extraordinary Dividend, as defined below, all Options shall accelerate and thereupon become fully vested and immediately exercisable for the duration of the Option Term. For purposes of this Subsection (e), "Extraordinary Dividend" shall mean a cash dividend payable to holders of record of the Common Stock in an amount in excess of 10% of the then Fair Market Value of the Company's Common Stock.

20.     Other Provisions.

(a)          The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)           Any expenses of administering the Plan shall be borne by the Company.

(c)           This Plan shall be construed to be in addition to any and all other compensation plans or programs. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)           The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(e)           Notwithstanding anything to the contrary contained in this Plan, the following provisions, in compliance with the California Corporate Securities Law of 1968 and the rules and regulations promulgated thereunder, shall apply to the Plan and all Options granted under the Plan:

(i)                  Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Option Committee. Each Option granted to an Optionee shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment; however, in the case of an Option granted to officers, directors, managers or consultants of the Company, the Option may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

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(ii)                (A) if the Optionee's employment with the Company terminates for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company), he or she may, at any time before the expiration of thirty days after termination or before expiration of the Option, whichever first occurs, exercise the Option (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); (B) if the Optionee's employment terminates due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Option Committee may require), the Option may be exercised by the Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of six months after termination or before expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of the termination of his or her employment); and (C) in the event of the death of the Optionee, an Option exercisable by him or her at the date of his or her death shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), or by his or her beneficiary or beneficiaries so designated by him or her, as the case may be, within six months after his or her death or before the expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of his or her death).

(iii)               Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

(iv)               Except as permitted by rule 701 of the Securities Act, Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

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Appendix C

PRO-DEX, INC.

2004 DIRECTORS' STOCK OPTION PLAN

This 2004 Directors' Stock Option Plan (the "Plan") is adopted in consideration for services rendered and to be rendered to Pro-Dex, Inc. and related companies.

1.       Definitions. Unless otherwise indicated or required by the particular context, the terms used in this Plan shall have the following meanings:

(a)           Board: The Board of Directors of Pro-Dex, Inc.

(b)           Code: The Internal Revenue Code of 1986, as amended.

(c)           Common Stock: The no par value common stock of Pro-Dex, Inc.

(d)         Company: Pro-Dex, Inc., a corporation incorporated under the laws of Colorado, and any successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.

(e)           Date of Grant: The date on which an Option (see below) is granted under the Plan.

(f)            Fair Market Value: If, at any time an Option is granted under the Plan, the Company's Common Stock is publicly traded, Fair Market Value shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date an Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange by which the Common Stock is traded, if the stock is then traded on a national securities exchange; or, (ii) the last reported sale price (on that date) of the Common Stock on NASDAQ, if the stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the stock is not reported on NASDAQ. However, if the Common Stock is not publicly-traded at the time an Option is granted under the Plan, Fair Market Value shall be as determined in good faith by the Board after such consultation with outside legal, accounting and other experts as the Board may deem advisable.

(g)           Nonemployee Director: A person who is a member of the Board of Directors and who is not an employee of the Company.

(h)           Option: The rights to purchase Common Stock granted pursuant to the terms and conditions of an Option Agreement (defined below).

(i)            Option Agreement:  The written agreement (including any amendments or supplements thereto) between the Company and a Nonemployee Director designating the terms and conditions of an Option.

(j)           Option Shares: The shares of Common Stock underlying an Option granted to a Nonemployee Director.

(k)           Optionee:  A Nonemployee Director who has been granted an Option.

2.       Purpose and Scope.

(a)           The purpose of this Plan is to advance the interests of the Company and its shareholders by affording Nonemployee Directors, whose participation and guidance contribute to the successful operation of the Company, and affording them an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in this Company.

(b)           This Plan authorizes that Options be granted to Nonemployee Directors according to the formula set forth in Section 3 of this Plan.

(c)            It is the further intent of the Plan that it conform in all respects with the requirements of Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act ("Rule 16b-3"). To the extent that any aspect of the Plan or its administration is at any time viewed as inconsistent with the requirements of Rule 16b-3 or, in connection with ISOs, the Code, that aspect shall be deemed to be modified, deleted, or otherwise changed as necessary to ensure continued compliance with the Rule 16b-3 requirements.

3.        Operation of the Plan.

(a)          Grant of Options; Amount and Timing. Options to purchase 20,000 shares of Common Stock shall be granted under the Plan to each Nonemployee Director at the later to occur of (i) the date this Plan is adopted by the Company's shareholders, or (ii) the date he or she is first elected or appointed a Nonemployee Director of the Company. In addition, effective on the anniversary dates of commencement of service on the Board, options to purchase an additional 15,000 shares shall automatically be granted to the Optionee provided that, at that time, he or she is a Nonemployee Director. All Options shall be exercisable only as set forth in Sections 3(c) and 6 below and shall be subject to the other terms and conditions set forth in this Plan or otherwise established by the Company.

(b)          Option Purchase Price. The exercise price for each Option Share shall be the Fair Market Value of the Company's Common Stock on the Date of Grant.

(c)          Term. Each Option shall expire ten years after the Date of Grant, except that an Option will expire, if not exercised, 90 days after the Optionee ceases to be a director of the Company.

(d)          Amendments. This Plan may be changed or modified from time to time provided, however, that, (i) no such change or modification shall impair any Option previously granted under the Plan; (ii) the provisions relating to the amount, price and timing of the Options shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or rules promulgated thereunder, or other applicable law; and (iii) the approval by the affirmative vote of the holders of a majority of shares of the Company's securities present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Colorado, shall be required for any amendment which would do any of the following:

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(i)          materially modify the eligibility requirements for receiving Options under the Plan;

(ii)        except as provided in Section 8 relative to capital changes, increase the number of shares purchasable pursuant to the granting of any Option hereunder or the exercise price of each Option;

(iii)        increase the maximum term of Options granted;

(iv)       decrease the minimum price at which Options may be granted;

(v)        change the dollar amount pursuant to which Options may be granted at any one time;

(vi)       change the timing of Option Grants; or

(vii)      increase the term of the Plan.

4.       Number of Shares. The Board is authorized to appropriate, issue and sell for the purposes of the Plan, an aggregate maximum of 500,000 shares of Common Stock, including both treasury and newly issued shares, or the number and kind of shares of stock or other securities which in accordance with Section 8 shall be substituted for the 500,000 shares or into which such 500,000 shares shall be adjusted. Such number of shares shall include any options granted under any other stock option plan of the Company that may from time to time become subject to and governed by the terms and conditions of this Plan. All or any unsold shares subject to an Option that for any reason expires or otherwise terminates before it has been exercised, again may be made subject to other Options granted under the Plan.

5.     Eligibility. Options shall be granted under the Plan only to Nonemployee Directors provided that any Nonemployee Director may waive his right to participate in the Plan.

6.        Exercise of Options.

(a)           Each Option granted pursuant to this Plan shall be exercisable in full commencing six months after the Date of Grant.

(b)           Except as otherwise provided in Section 9, during the lifetime of the Optionee, the Option shall be exercisable only by the Optionee; provided that, in the event of the legal disability of an Optionee, the guardian or personal representative of the Optionee may exercise the Option.

(c)           Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares as set forth in Section 7 herein; provided, that an Option may not be exercised in part unless the purchase price for the Option Shares purchased is at least $2,000.

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(d)          No Option may be exercised, and no Option Shares may be sold, transferred or otherwise disposed of for a period of at least six months following the Date of Grant of the Option.

7.       Payment for Option Shares. Upon exercise of any Option, the aggregate exercise price shall be paid to the Company in cash or by certified or cashier's check. For any single purchase by an Optionee of Option Shares at a total purchase price in excess of $2,000, the Company, in its sole discretion, upon request by the Optionee, may permit all or part of the purchase price for the Option Shares to be paid by (a) delivery to the Company for cancellation shares of the Common Stock previously owned by the Optionee ("Previously Owned Shares") with a Fair Market Value as of the date of the payment equal to the portion of the purchase price for the Option Shares that the Optionee does not pay in cash; (b) having shares withheld from the amount of shares to be received by the Optionee; (c) delivering an irrevocable subscription agreement obligating the Optionee to take and pay for the shares to be purchased within one year of the date of such exercise; or (d) complying with any other payment mechanism as the Company may approve from time to time. Notwithstanding the above, an Optionee shall be permitted to exercise his Option by delivering Previously Owned Shares only if he has held, and provides appropriate evidence of such, the Previously Owned Shares for more than six months prior to the date of exercise. This period (the "Holding Period") may be extended by the Company acting in its sole discretion as is necessary, in the opinion of the Company, so that, under generally accepted accounting principles, no compensation shall be considered to have been or to be paid to the Optionee as a result of the exercise of the Option in this manner. At the time the Option is exercised, the Optionee shall provide an affidavit, and such other evidence and documents as the Company shall request, to establish the Optionee's Holding Period. As indicated above, an Optionee may deliver shares of Common Stock as part of the purchase price only if the Company, in its sole discretion agrees, on a case by case basis, to permit this form of payment.

8.        Change in Stock, Adjustments, Etc.

(a)          In the event that each of the outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise) then there shall be substituted for each share of Common Stock that is subject to the Plan but not subject to an outstanding Option hereunder, the number and kind of shares of stock or other securities into which each outstanding shares of Common Stock (other than shares held by dissenting shareholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting shareholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

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(b)         In the event of any such changes or exchanges, (i) the number, or kind, or exercise price of the Option Shares or other securities that are then subject to an Option or Options granted pursuant to the Plan shall be deemed automatically adjusted in order to prevent dilution or enlargement of rights and (ii) such adjustments shall be effective and binding for all purposes or the Plan.

9.      Nontransferability of Option. Except as herein provided, no Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined in the Code or the Employee Retirement Income Security Act or rules promulgated thereunder; and no Option shall be subject to execution, attachment or similar process. Any attempt to transfer an Option except as otherwise herein provided shall void the Option. Notwithstanding anything herein to the contrary, an Option may be transferred to an immediate family member or a family trust if such transfer is then permitted by the rules adopted under Section 16(b) of the Securities Exchange Act of 1934, as amended.

10.    Rights as a Shareholder. No person shall have any rights as a shareholder with respect to any shares covered by an Option until that person becomes the holder of record of such shares and, except as provided in Section 8, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.

11.    Securities Laws Requirements. No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the Securities Act of 1933, as amended ("Securities Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirement of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option Agreement and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.

12.    Disposition of Shares. To the extent reasonably requested by the Company, each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows: (a) that all Option Shares are being acquired solely for his/her own account and not on behalf of any other person or entity; (b) that no Option Shares will be sold or otherwise distributed in violation of the Securities Act or any other applicable federal or state securities laws; (c) that he/she will report all sales of Option Shares to the Company in writing on a form prescribed by the Company; and (d) that if he/she is subject to the reporting requirements under Section 16(a) of the Exchange Act (i) he will not violate Section 16(b) of the Exchange Act, (ii) he will furnish the Company with a copy of each Form 4 and Form 5 filed by him, and (iii) he will timely file all reports required under the federal securities laws.

13.   Effective Date of Plan; Termination Date of Plan. The Plan shall be effective on the date the Plan has been approved by the Board of Directors and the shareholders of the Company. The Plan was adopted, subject to shareholder approval, by the Board as of October 16, 2003. The Plan shall terminate on October 16, 2013, except as to Options previously granted and outstanding under the Plan at that time. No Options shall be granted after the date on which the Plan terminates. In no event may the Option period exceed ten years from the date on which the Option is granted. The Plan may be abandoned or terminated at any earlier time by the affirmative vote of the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Colorado, except with respect to any Options then outstanding under the Plan.

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14.   Withholding Taxes. The Option Agreement shall provide that the Company may take such steps as it may deem necessary or appropriate for the withholding of any taxes which the Company is required by any law or regulation or any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with any Option including, but riot limited to, the withholding of all or any portion of any payment or the withholding of issuance of Option Shares upon the exercise of any Option.

15.    Other Provisions. The following provisions are also in effect under the Plan:

(a)           The use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary.

(b)           Any expenses of administering the plan shall be borne by the Company.

(c)           This Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the shareholders of the Company shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable.

(d)           The corporate laws of the State of Colorado shall govern all issues concerning the relative rights of the Company and its shareholders under the Plan. All other questions and obligations under the Plan shall be construed and enforced in accordance with the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

(e)            Notwithstanding anything to the contrary contained in this Plan, the following provisions, in compliance with the California Corporate Securities Law of 1968 and the rules and regulations promulgated thereunder, shall apply to the Plan and all Options granted under the Plan:

(i)                  Each Option shall be exercisable in whole or in consecutive installments, cumulative or otherwise, during its term as determined in the discretion of the Board. Each Option granted to an Optionee shall provide for the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted, subject to reasonable conditions such as continued employment or service; however, in the case of an Option granted to officers, directors, managers or consultants of the Company, the Option may become fully exercisable, subject to reasonable conditions such as continued employment or service, at any time or during any period established by the Company.

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(ii)                (A) if the Optionee's service with the Company terminates for any reason (other than involuntary dismissal for "cause" or voluntary resignation in violation of any agreement to remain in the employ of the Company), he or she may, at any time before the expiration of thirty days after termination or before expiration of the Option, whichever first occurs, exercise the Option (to the extent that the Option was exercisable by him or her on the date of the termination of his or her service); (B) if the Optionee's service terminates due to disability (as defined in Section 22(e)(3) of the Code and subject to such proof of disability as the Option Committee may require), the Option may be exercised by the Optionee (or by his guardian(s), or conservator(s), or other legal representative(s)) before the expiration of six months after termination or before expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of the termination of his or her service); and (C) in the event of the death of the Optionee, an Option exercisable by him or her at the date of his or her death shall be exercisable by his or her legal representative(s), legatee(s), or heir(s), or by his or her beneficiary or beneficiaries so designated by him or her, as the case may be, within six months after his or her death or before the expiration of the Option, whichever first occurs (to the extent that the Option was exercisable by him or her on the date of his or her death).

(iii)              Optionees under the Plan who do not otherwise have access to financial statements of the Company will receive the Company's financial statements at least annually.

(iv)              Except as permitted by rule 701 of the Securities Act, Options granted under the Plan are nontransferable other than by will, by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to immediate family. The term "immediate family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and also includes adoptive relationships.

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